UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 22, 2014

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Thursday, May 22, 2014.  Three proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2014.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
William T. Alt	9,973,164	779,546	1,260,201
Robert E. Bosworth	10,163,737	588,973	1,260,201
Bradley A. Moline	10,208,179	544,531	1,260,201
David R. Parker	10,163,437	589,273	1,260,201
Herbert J. Schmidt	10,525,186	227,524	1,260,201

2.	The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,723,759	26,668	2,283	1,260,201

3.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,368,713	642,275	1,923	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 27, 2014	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer